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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated March 11, 1998, except as to the second paragraph to Note 11 which is as of July 10, 1998, relating to the financial statements of Excel Paralubes, which appears in such Prospectus.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 10, 1998